SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2005

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

ITEM 8.01  OTHER EVENTS

         On March 28, 2005, the registrant reported its Pivotal Trial results for Front-Line Non-Small Cell Lung Cancer.

         A copy of the press release issued by the registrant on March 28, 2005, concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.



ITEM 9.01  EXHIBITS

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
99.1               Press Release of the Company dated March 28, 2005








                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.



                            LIGAND PHARMACEUTICALS INCORPORATED


Date : March 28, 2005       By:    /S/WARNER BROADDUS
                            Name:  Warner Broaddus
                            Title: Vice President, General Counsel & Secretary